Reconciliations of Non-GAAP Financial Measures

September 30, 2019

(Unaudited)

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
FFO, Normalized FFO, AFFO and Normalized AFFO
(dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Net income attributable to common stockholders	$23,282	$35,218	$29,255	$288,708
Add:
Depreciation and amortization of real estate assets	43,092	48,468	137,517	143,301
Depreciation and amortization of real estate assets related to noncontrolling interests	(14)	(39)	(93)	(119)
Depreciation and amortization of real estate assets related to unconsolidated joint venture	5,439	5,214	16,102	15,929
Net loss (gain) on sales of real estate	19	(14)	(1,216)	(142,445)
Net loss on sales of real estate related to unconsolidated joint venture	—	—	1,690	—
Impairment of real estate	13,966	—	119,102	1,413
FFO attributable to common stockholders	$85,784	$88,847	$302,357	$306,787
Lease termination income	—	—	(66,948)	—
Loss on extinguishment of debt	644	—	10,763	—
Provision for doubtful accounts and loan losses, net	57	10,860	1,457	5,568
Other normalizing items (1)	3,623	6,810	12,542	11,122
Normalized FFO attributable to common stockholders	$90,108	$106,517	$260,171	$323,477
FFO attributable to common stockholders	$85,784	$88,847	$302,357	$306,787
Merger and acquisition costs	130	151	192	593
Stock-based compensation expense	3,259	2,436	8,829	6,275
Straight-line rental income adjustments	(3,357)	(10,652)	(14,067)	(34,404)
Amortization of above and below market lease intangibles, net	(1,601)	5,561	1,102	4,193
Non-cash interest income adjustments	(555)	(548)	(1,680)	(1,722)
Non-cash interest expense	2,523	2,551	7,846	7,548
Non-cash portion of loss on extinguishment of debt	642	—	3,866	—
Provision for doubtful straight-line rental income, loan losses and other reserves	57	8,801	1,457	11,293
Non-cash lease termination income	—	—	(9,725)	—
Other non-cash adjustments related to unconsolidated joint venture	777	118	2,923	1,132
Other non-cash adjustments	(3)	25	95	55
AFFO attributable to common stockholders	$87,656	$97,290	$303,195	$301,750
Cash portion of lease termination income	—	—	(57,223)	—
Cash portion of loss on extinguishment of debt	2	—	6,897	—
Provision for (recovery of) doubtful cash income	—	108	—	(2,160)
Other normalizing items (1)	2,050	466	5,067	4,372
Normalized AFFO attributable to common stockholders	$89,708	$97,864	$257,936	$303,962
Amounts per diluted common share attributable to common stockholders:
Net income	$0.12	$0.20	$0.16	$1.62
FFO	$0.45	$0.50	$1.64	$1.72
Normalized FFO	$0.47	$0.60	$1.41	$1.81
AFFO	$0.46	$0.54	$1.63	$1.68
Normalized AFFO	$0.47	$0.55	$1.39	$1.69
Weighted average number of common shares outstanding, diluted:
Net income, FFO and Normalized FFO	191,952,389	178,941,213	184,698,411	178,729,853
AFFO and Normalized AFFO	192,590,320	179,469,883	185,480,674	179,428,243

(1)
For FFO, the three and nine months ended September 30, 2019 include $1.5 million and $1.4 million, respectively, of write-offs related to straight-line rent receivables. The nine months ended September 30, 2019 also includes $1.0 million of incremental interest expense related to the redemption of the 2021 Notes. For AFFO, the nine months ended September 30, 2019 also includes $5.9 million of write-offs related to above/below market rent intangibles. For FFO, the three and nine months ended September 30, 2018 include $6.3 million of acceleration of above market lease intangible amortization. The nine months ended September 30, 2018 also includes $5.5 million of capitalized issuance costs written off as a result of the preferred stock redemption and a contingency fee of $2.0 million earned during the period related to a legacy CCP investment. In addition, other normalizing items for FFO include un-reimbursed triple-net operating expenses and CCP merger and transition costs, and other normalizing items for AFFO include un-reimbursed triple-net operating expenses and CCP transition costs.

See reporting definitions.	2

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA, and Annualized Adjusted EBITDA, As Adjusted
(in thousands)

	Trailing Twelve Months Ended	Year Ended
	September 30, 2019	December 31, 2018
Net income attributable to Sabra Health Care REIT, Inc.	$9,861	$279,082
Interest	136,407	147,106
Income tax expense	3,456	3,011
Depreciation and amortization	185,594	191,379
EBITDA	$335,318	$620,578

Loss from unconsolidated joint venture	7,440	5,431
Distributions from unconsolidated joint venture	12,577	8,910
Stock-based compensation expense	10,202	7,648
Merger and acquisition costs	235	636
CCP transition costs	435	1,461
Provision for doubtful straight-line rental income, loan losses and other reserves	30,813	33,281
Impairment of real estate	119,102	1,413
Loss on extinguishment of debt	13,680	2,917
Other loss	7,793	239
Lease termination income	(66,948)	—
Net loss (gain) on sales of real estate	13,031	(128,198)
Adjusted EBITDA (1)	$483,678	$554,316

Annualizing adjustments (2)	7,378	(354)
Annualized Adjusted EBITDA (3)	$491,056	$553,962

Adjustment for:
Distributions from unconsolidated joint venture	(12,577)	(8,910)
EBITDA from unconsolidated joint venture (4)	38,950	35,960
Annualized Adjusted EBITDA, as adjusted (5)	$517,429	$581,012

(1)
Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program and loan loss reserves.

(2)
Annualizing adjustments give effect to the acquisitions and dispositions completed during the twelve months ended for the respective period as though such acquisitions and dispositions were completed as of the beginning of the period.

(3)	Annualized Adjusted EBITDA is calculated as Adjusted EBITDA as adjusted to give effect to the adjustments described in footnote 2 above.

(4)	Represents Sabra’s pro rata share of unconsolidated joint venture EBITDA.

(5)	Annualized Adjusted EBITDA, as adjusted is used in the calculation of Net Debt to Adjusted EBITDA - Including Unconsolidated Joint Venture.

See reporting definitions.	3

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Condensed Consolidated Statements of Income
Supplemental Information
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Cash rental income	$101,138	$125,376	$313,342	$388,740
Straight-line rental income	4,817	10,652	15,527	34,404
Straight-line rental income receivable write-offs	(1,460)	—	(1,460)	—
Above/below market lease amortization	1,601	689	4,803	2,057
Above/below market lease intangible write-offs	—	(6,250)	(5,905)	(6,250)
Recoveries	4,008	—	12,984	—
Rental and related revenues	$110,104	$130,467	$339,291	$418,951

See reporting definitions.	4

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended September 30, 2019
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$48,511	$(5,139)	$5,719	$(605)	$(25)	$9,648	$3,325	$(38,173)	$23,286
Adjustments:
Depreciation and amortization	27,332	4,717	6,707	—	11,424	4,325	—	11	43,092
Interest	669	445	—	—	445	—	—	28,141	29,255
General and administrative	—	—	—	—	—	—	—	8,709	8,709
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	57	57
Impairment of real estate	3,131	10,835	—	—	10,835	—	—	—	13,966
Loss on extinguishment of debt	—	—	—	—	—	—	—	644	644
Other income	—	—	—	—	—	—	—	(215)	(215)
Net loss on sales of real estate	19	—	—	—	—	—	—	—	19
Loss from unconsolidated JV	—	—	—	605	605	—	—	—	605
Income tax expense	—	—	—	—	—	—	—	826	826
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	10,115	10,115	—	—	—	10,115

Net Operating Income	$79,662	$10,858	$12,426	$10,115	$33,399	$13,973	$3,325	$—	$130,359

Non-cash revenue and expense adjustments	(3,137)	(614)	—	—	(614)	(1,175)	(555)	—	(5,481)

Cash Net Operating Income	$76,525	$10,244	$12,426	$10,115	$32,785	$12,798	$2,770	$—	$124,878

Cash Net Operating Income not included in same store	(702)	—	(7,283)	—	(7,283)	(267)

Same store Cash Net Operating Income	$75,823	$10,244	$5,143	$10,115	$25,502	$12,531

See reporting definitions.	5

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended June 30, 2019
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$52,008	$7,072	$(312)	$(3,647)	$3,113	$9,787	$70,495	$(51,720)	$83,683
Adjustments:
Depreciation and amortization	28,224	4,672	12,332	—	17,004	4,236	—	12	49,476
Interest	676	450	—	—	450	—	—	32,482	33,608
General and administrative	—	—	—	—	—	—	—	8,059	8,059
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	193	193
Impairment of real estate	2,002	—	—	—	—	—	—	—	2,002
Loss on extinguishment of debt	—	—	—	—	—	—	—	10,119	10,119
Other income	—	—	—	—	—	—	—	1	1
Net gain on sales of real estate	(2,262)	(305)	(188)	—	(493)	—	—	—	(2,755)
Loss from unconsolidated JV	—	—	—	3,647	3,647	—	—	—	3,647
Income tax expense	—	—	—	—	—	—	—	854	854
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	9,361	9,361	—	—	—	9,361

Net Operating Income	$80,648	$11,889	$11,832	$9,361	$33,082	$14,023	$70,495	$—	$198,248

Non-cash revenue adjustments	(4,945)	(643)	—	—	(643)	(1,227)	(10,288)	—	(17,103)
Foreign exchange rate adjustment	—	—	29	—	29	—	—	—	29

Cash Net Operating Income	$75,703	$11,246	$11,861	$9,361	$32,468	$12,796	$60,207	$—	$181,174

Cash Net Operating Income not included in same store	(121)	(314)	(6,951)	20	(7,245)	(345)

Same store Cash Net Operating Income	$75,582	$10,932	$4,910	$9,381	$25,223	$12,451

See reporting definitions.	6

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended March 31, 2019
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net (loss) income	$(56,728)	$9,626	$2,644	$(1,383)	$10,887	$9,845	$3,325	$(45,021)	$(77,692)
Adjustments:
Depreciation and amortization	29,601	8,803	2,377	—	11,180	4,156	—	12	44,949
Interest	687	454	—	—	454	—	—	35,177	36,318
General and administrative	—	—	—	—	—	—	—	8,184	8,184
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	1,207	1,207
Impairment of real estate	99,353	3,781	—	—	3,781	—	—	—	103,134
Other income	—	—	—	—	—	—	—	(171)	(171)
Net loss on sales of real estate	1,520	—	—	—	—	—	—	—	1,520
Loss from unconsolidated JV	—	—	—	1,383	1,383	—	—	—	1,383
Income tax expense	—	—	—	—	—	—	—	612	612
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	9,829	9,829	—	—	—	9,829

Net Operating Income	$74,433	$22,664	$5,021	$9,829	$37,514	$14,001	$3,325	$—	$129,273

Non-cash revenue adjustments	978	(716)	—	—	(716)	(1,393)	(562)	—	(1,693)
Foreign exchange rate adjustment	—	—	15	—	15	—	—	—	15

Cash Net Operating Income	$75,411	$21,948	$5,036	$9,829	$36,813	$12,608	$2,763	$—	$127,595

Cash Net Operating Income not included in same store			—	6

Same store Cash Net Operating Income			$5,036	$9,835

See reporting definitions.	7

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended December 31, 2018
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$33,892	$12,435	$2,776	$(1,805)	$13,406	$9,533	$3,844	$(80,058)	$(19,383)
Adjustments:
Depreciation and amortization	32,440	8,889	2,371	—	11,260	4,156	—	222	48,078
Interest	1,656	458	—	—	458	—	—	35,112	37,226
General and administrative	—	—	—	—	—	—	—	11,341	11,341
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	29,626	29,626
Loss on extinguishment of debt	—	—	—	—	—	—	—	2,917	2,917
Other income	—	—	—	—	—	—	—	(324)	(324)
Net loss on sales of real estate	12,581	1,614	52	—	1,666	—	—	—	14,247
Loss from unconsolidated JV	—	—	—	1,805	1,805	—	—	—	1,805
Income tax expense	—	—	—	—	—	—	—	1,164	1,164
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	9,918	9,918	—	—	—	9,918

Net Operating Income	$80,569	$23,396	$5,199	$9,918	$38,513	$13,689	$3,844	$—	$136,615

Non-cash revenue adjustments	(3,196)	(1,521)	—	—	(1,521)	(1,512)	(578)	—	(6,807)
Foreign exchange rate adjustment	—	—	(2)	—	(2)	—	—	—	(2)

Cash Net Operating Income	$77,373	$21,875	$5,197	$9,918	$36,990	$12,177	$3,266	$—	$129,806

Cash Net Operating Income not included in same store			(27)	34

Same store Cash Net Operating Income			$5,170	$9,952

See reporting definitions.	8

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended September 30, 2018
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$57,540	$15,391	$2,073	$(1,725)	$15,739	$9,455	$3,932	$(51,438)	$35,228
Adjustments:
Depreciation and amortization	32,609	8,739	2,719	—	11,458	4,180	—	221	48,468
Interest	2,105	462	—	—	462	—	—	34,738	37,305
General and administrative	—	—	—	—	—	—	—	8,173	8,173
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	8,910	8,910
Other income	—	—	—	—	—	—	—	(1,336)	(1,336)
Net gain on sales of real estate	(2)	(12)	—	—	(12)	—	—	—	(14)
Loss from unconsolidated JV	—	—	—	1,725	1,725	—	—	—	1,725
Income tax expense	—	—	—	—	—	—	—	732	732
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	8,747	8,747	—	—	—	8,747

Net Operating Income	$92,252	$24,580	$4,792	$8,747	$38,119	$13,635	$3,932	$—	$147,938

Non-cash revenue adjustments	(719)	(2,839)	—	—	(2,839)	(1,535)	(547)	—	(5,640)
Foreign exchange rate adjustment	—	—	(21)	—	(21)	—	—	—	(21)

Cash Net Operating Income	$91,533	$21,741	$4,771	$8,747	$35,259	$12,100	$3,385	$—	$142,277

Cash Net Operating Income not included in same store			(81)	24

Same store Cash Net Operating Income			$4,690	$8,771

See reporting definitions.	9

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Nine Months Ended September 30, 2019
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$43,791	$11,559	$8,051	$(5,635)	$13,975	$29,280	$77,145	$(134,914)	$29,277
Adjustments:
Depreciation and amortization	85,157	18,192	21,416	—	39,608	12,717	—	35	137,517
Interest	2,032	1,349	—	—	1,349	—	—	95,800	99,181
General and administrative	—	—	—	—	—	—	—	24,952	24,952
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	1,457	1,457
Impairment of real estate	104,486	14,616	—	—	14,616	—	—	—	119,102
Loss on extinguishment of debt	—	—	—	—	—	—	—	10,763	10,763
Other income	—	—	—	—	—	—	—	(385)	(385)
Net gain on sales of real estate	(723)	(305)	(188)	—	(493)	—	—	—	(1,216)
Loss from unconsolidated JV	—	—	—	5,635	5,635	—	—	—	5,635
Income tax expense	—	—	—	—	—	—	—	2,292	2,292
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	29,305	29,305	—	—	—	29,305

Net Operating Income	$234,743	$45,411	$29,279	$29,305	$103,995	$41,997	$77,145	$—	$457,880

Non-cash revenue and expense adjustments	(7,104)	(1,973)	—	—	(1,973)	(3,795)	(11,405)	—	(24,277)

Cash Net Operating Income	$227,639	$43,438	$29,279	$29,305	$102,022	$38,202	$65,740	$—	$433,603

Annualizing adjustments	93,609	7,240	20,428	11,156	38,824	13,256	2,367	—	148,056
Cash portion of lease termination income	—	—	—	—	—	—	(57,223)	—	(57,223)

Annualized Cash Net Operating Income	$321,248	$50,678	$49,707	$40,461	$140,846	$51,458	$10,884	$—	$524,436

See reporting definitions.	10

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Payor Type
(in thousands)

	Nine Months Ended September 30, 2019
	Private Payors	Non-Private Payors	Interest and Other Income	Corporate	Total
Net income (loss)	$11,015	$76,031	$77,145	$(134,914)	$29,277
Adjustments:
Depreciation and amortization	60,897	76,585	—	35	137,517
Interest	1,564	1,817	—	95,800	99,181
General and administrative	—	—	—	24,952	24,952
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	1,457	1,457
Impairment of real estate	55,005	64,097	—	—	119,102
Loss on extinguishment of debt	—	—	—	10,763	10,763
Other income	—	—	—	(385)	(385)
Net loss (gain) on sales of real estate	433	(1,649)	—	—	(1,216)
Loss from unconsolidated JV	5,635	—	—	—	5,635
Income tax expense	—	—	—	2,292	2,292
Sabra’s share of unconsolidated JV Net Operating Income	29,305	—	—	—	29,305

Net Operating Income	$163,854	$216,881	$77,145	$—	$457,880

Non-cash revenue and expense adjustments	(6,569)	(6,303)	(11,405)	—	(24,277)

Cash Net Operating Income	$157,285	$210,578	$65,740	$—	$433,603

Annualizing adjustments	59,160	86,529	2,367	—	148,056
Cash portion of lease termination income	—	—	(57,223)	—	(57,223)

Annualized Cash Net Operating Income	$216,445	$297,107	$10,884	$—	$524,436

See reporting definitions.	11

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Relationship
(in thousands)

	Nine Months Ended September 30, 2019
	Enlivant	Avamere Family of Companies	North American Healthcare	Signature Healthcare	Cadia Healthcare	Signature Behavioral	Holiday AL Holdings LP	Genesis Healthcare, Inc.	Healthmark Group	The McGuire Group	All Other Relationships	Corporate	Total
Net (loss) income	$(693)	$25,353	$22,078	$17,566	$7,130	$17,657	$5,985	$10,699	$8,565	$10,362	$39,489	$(134,914)	$29,277
Adjustments:
Depreciation and amortization	2,927	9,207	8,410	10,991	7,784	7,437	17,013	2,166	3,613	5,345	62,589	35	137,517
Interest	—	—	—	—	—	—	—	2,200	—	—	1,181	95,800	99,181
General and administrative	—	—	—	—	—	—	—	—	—	—	—	24,952	24,952
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	—	—	—	—	1,457	1,457
Impairment of real estate	—	—	—	—	—	—	—	—	—	—	119,102	—	119,102
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	10,763	10,763
Other income	—	—	—	—	—	—	—	—	—	—	—	(385)	(385)
Net loss (gain) on sales of real estate	—	—	—	1,211	—	—	—	17	—	—	(2,444)	—	(1,216)
Loss from unconsolidated JV	5,635	—	—	—	—	—	—	—	—	—	—	—	5,635
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	2,292	2,292
Sabra’s share of unconsolidated JV Net Operating Income	29,305	—	—	—	—	—	—	—	—	—	—	—	29,305

Net Operating Income	$37,174	$34,560	$30,488	$29,768	$14,914	$25,094	$22,998	$15,082	$12,178	$15,707	$219,917	$—	$457,880

Non-cash revenue and expense adjustments	—	(3,289)	(2,977)	(2,374)	(10)	(867)	—	3,069	7	(4,113)	(13,723)	—	(24,277)

Cash Net Operating Income	$37,174	$31,271	$27,511	$27,394	$14,904	$24,227	$22,998	$18,151	$12,185	$11,594	$206,194	$—	$433,603

Annualizing adjustments	13,952	11,053	9,170	9,169	20,598	8,500	6,136	6,050	4,909	3,898	54,621	—	148,056
Cash portion of lease termination income	—	—	—	—	—	—	—	—	—	—	(57,223)	—	(57,223)

Annualized Cash Net Operating Income	$51,126	$42,324	$36,681	$36,563	$35,502	$32,727	$29,134	$24,201	$17,094	$15,492	$203,592	$—	$524,436

See reporting definitions.	12

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS

Adjusted EBITDA. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance.
Annualized Cash Net Operating Income (“Annualized Cash NOI”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income.
Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents and are net of repositioning reserves, if applicable.
Cash Net Operating Income (“Cash NOI”).   The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income.
Funds From Operations Attributable to Common Stockholders (“FFO”) and Adjusted Funds from Operations Attributable to Common Stockholders (“AFFO”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations attributable to common stockholders, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“NAREIT”), and adjusted funds from operations attributable to common stockholders, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income attributable to common stockholders, as defined by GAAP. FFO is defined as net income attributable to common stockholders, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint venture, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint venture, and real estate impairment charges. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, straight-line rental income adjustments, amortization of above and below market lease intangibles, non-cash interest income adjustments, non-cash interest expense, change in fair value of contingent consideration, non-cash portion of loss on extinguishment of debt, provision for doubtful straight-line rental income, loan losses and other reserves and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint venture. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income attributable to common stockholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently than the Company does.
Net Operating Income (“NOI”).  The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.
Normalized FFO and Normalized AFFO. Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other REITs that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does.

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